MUTUAL FUND AND VARIABLE INSURANCE TRUST

(the “Trust”)

Rational Dividend Capture Fund

(formerly, Huntington Dividend Capture Fund)

Class A Shares: HDCAX Class C Shares: HDCEX Institutional Shares: HDCTX

Rational Risk Managed Emerging Markets Fund

(formerly, Huntington Global Select Markets Fund)

Class A Shares: HGSAX  Institutional Shares: HGSIX

Rational Real Strategies Fund

(formerly, Huntington Real Strategies Fund)

Class A Shares: HRSAX Institutional Shares: HRSTX

Rational Defensive Growth Fund

(formerly, Huntington Situs Fund)

Class A Shares: HSUAX Class C Shares: HSUCX Institutional Shares: HSUTX

Rational Strategic Allocation Fund

(formerly, Huntington Balanced Allocation Fund)

Class A Shares: HBAFX

(each a “Fund” and together the “Funds”)

Supplement dated April 15, 2016

to the Statement of Additional Information dated April 30, 2015

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Funds dated April 30, 2015 and should be read in conjunction with such Statement of Additional Information.

Effective April 16, 2016, Ultimus Asset Services, LLC (“Ultimus”) is no longer the administrator and transfer agent and Unified Financial Securities, LLC (“Unified”) is no longer the distributor of the Funds. Accordingly, all references to Ultimus and Unified in the SAIs are hereby deleted in their entirety.

Also effective April 16, 2016, Gemini Fund Services, LLC is the administrator, fund accountant and transfer agent and Northern Lights Distributors, LLC is the principal underwriter of the Funds.

Effective April 16, 2016, the following information is added to the section of the SAI entitled “Definitions”:

“Distributor”	— Northern Lights Distributors, LLC, the Trust’s distributor.
“Administrator”	—Gemini Fund Services, LLC, the Trust’s administrator, transfer agent, dividend disbursing agent and fund accountant.

Effective April 16, 2016, the section of the SAI entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUND? – Officers” is replaced in its entirety with the following:

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016

Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, Thomas Lloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012; Assistant Vice President, Gemini Fund Services, 2007 - 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.

Effective April 16, 2016, the section of the SAI entitled “Distributor” is replaced in its entirety with the following:

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Effective April 16, 2016, the section of the SAI entitled “Administrative Services” is replaced in its entirety with the following:

Gemini Fund Services, LLC (the “Administrator”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. The Administrator is an affiliate of the Distributor.

The Administrator may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Agreement will remain in effect for an initial term of three years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or the Administrator on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of the Administrator. The Agreement provides that the Administrator shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, the Administrator performs administrative services, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of the Administrator); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

The Administrator also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, the Administrator is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by Administrator, the Fund pays Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays Administrator for any out-of-pocket expenses.

The section of the SAI entitled “Independent Registered Public Accounting Firm” is replaced in its entirety with the following:

The Fund’s independent registered public accounting firm is Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Fund. Cohen Fund Audit Services, Ltd. will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

The section of the SAI entitled “Legal Counsel” is replaced in its entirety with the following:

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the independent Trustees.

* * * * *

You should read this Supplement in conjunction with each Fund’s current Prospectus, Summary Prospectus and Statement of Additional Information which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to 36 N. New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.